UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 4, 2002

                            THE GOLDFIELD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-7525                                               88-0031580
(Commission File Number)                                   (I.R.S. Employer
                                                         Identification Number)

                                 (321) 724-1700
              (Registrant's Telephone Number, Including Area Code)

100 Rialto Place, Suite 500, Melbourne, Florida                    32901
   (Address of Principal Executive Offices)                     (Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)

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Items 1, 3 through 6, 8 and 9 are inapplicable and have been omitted.

Item 2.   Acquisition or Disposition of Assets

          The Goldfield Corporation ("Goldfield") announced on December 4, 2002 that it had completed the previously announced plan to divest its mining operations, which have been reported as a discontinued operation since the first quarter of 2002. Pursuant to a Stock Purchase Agreement, effective as of November 30, 2002, between Goldfield and Imagin Minerals, Inc. ("Imagin") (the "Stock Purchase Agreement"), Goldfield sold to Imagin the stock of its mining subsidiaries, St. Cloud Mining Company ("St. Cloud") and The Goldfield Consolidated Mines Company.

          Under the terms of the sale, Goldfield received $3,582,988, which includes $2,606,965 in cash paid by the purchaser, $370,210 in the transfer to Goldfield of cash balances from the companies sold and the assignment by St. Cloud to Goldfield of $605,813 in outstanding real estate notes receivable. The purchase price is subject to a post-closing adjustment, which is not expected to be material.

          The purchase price was determined pursuant to arms-length negotiations between Goldfield and Imagin. Imagin is an unaffiliated private company headed by Garold Spindler, former President of the Cyprus Amax Coal Company.

          Copies of the Stock Purchase Agreement and of a press release relating to the completion of the divestment are attached as exhibits hereto and are incorporated by reference herein.

          Statements in this Current Report on Form 8-K are based on current expectations. These statements are forward-looking and actual results may differ materially. For further details, see Goldfield's filings with the Securities and Exchange Commission.

Item 7.   Financial Statements and Exhibits

          (b) Pro Forma Financial Information

          Goldfield will provide pro forma financial information giving effect to the disposition of assets described in this Current Report on Form 8-K in an amendment to this Current Report on Form 8-K within 15 days of the disposition.

          (c) Exhibits

          10-5 Stock Purchase Agreement for St. Cloud Mining Company and The Goldfield Consolidated Mines Company between The Goldfield Corporation and Imagin Minerals, Inc. dated as of December 4, 2002.

          99-1  Press Release dated December 4, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            THE GOLDFIELD CORPORATION


                            By:  /s/ Stephen R. Wherry
                                 ---------------------
                            Name:    Stephen R. Wherry
                            Title:   Vice President, Finance and Chief Financial
                                     Officer (Principal Financial Officer),
                                     Treasurer and Principal Accounting Officer


Dated:  December 6, 2002

                                INDEX TO EXHIBITS

Number    Description

10-5 Stock Purchase Agreement for St. Cloud Mining Company and The Goldfield Consolidated Mines Company between The Goldfield Corporation and Imagin Minerals, Inc. dated as of December 4, 2002.

99-1      Press Release dated December 4, 2002.